Note 4 - Other receivables and other current assets, net: Summary of other receivables and other current assets (Tables)	12 Months Ended
Dec. 31, 2024
Tables/Schedules
Summary of other receivables and other current assets

	As of December 31, 2024	As of December 31, 2023
Due from third parties	$370,262	$452,544
Deductible value-added tax	385,494	-
Refundable deposits	30,543	16,054
Allowance for credit losses	(278,776)	(252,947)
Total other receivables and other current assets, net	$507,523	$215,651